Fidelity®

Capital & Income

Fund

Annual Report

April 30, 2001

(2_fidelity_logos)(registered trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Solid performance by the equity markets in January and April could not overcome the disappointing results of February and March, leaving most major stock market indexes flat or down through the first-third of 2001. While fixed-income investments gave back some of their leadership position in April due to the renewed enthusiasm for equities during the month, most bond categories still maintained their performance edge on a year-to-date basis.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

Cumulative Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Capital & Income	-9.37%	33.37%	179.81%
ML High Yield Master II	0.65%	29.48%	148.69%
High Current Yield Funds Average	-3.90%	18.95%	124.40%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Merrill Lynch High Yield Master II Index - a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 369 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended April 30, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Capital & Income	-9.37%	5.93%	10.84%
ML High Yield Master II	0.65%	5.30%	9.54%
High Current Yield Funds Average	-3.90%	3.38%	8.34%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Capital & Income Fund on April 30, 1991. As the chart shows, by April 30, 2001, the value of the investment would have grown to $27,981 - a 179.81% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master II Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $24,869 - a 148.69% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Performance - continued

Total Return Components

	Years ended April 30,
	2001	2000	1999	1998	1997
Dividend returns	7.15%	8.28%	10.19%	8.50%	8.52%
Capital returns	-16.52%	-7.34%	-0.85%	15.09%	-0.64%
Total returns	-9.37%	0.94%	9.34%	23.59%	7.88%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended April 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.49¢	31.64¢	68.61¢
Annualized dividend rate	7.24%	8.02%	8.16%
30-day annualized yield	9.22%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $7.55 over the past one month, $7.96 over the past six months and $8.41 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula based on the yields of the securities in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

A tumultuous year for high-yield bonds ended on a slightly sour note, due largely to protracted concerns about fundamentals in the telecommunications sector, which accounts for about 17% of net assets in the high-yield market. Still, the asset class managed a positive return for the 12-month period ending April 30, 2001. In that time, the Merrill Lynch High Yield Master II Index - a broad measure of high-yield market performance - gained a modest 0.65%. In comparison, U.S. taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 12.38% during the past 12 months. High-yield bonds struggled early in the period - and again later in the year - as weak equity markets and a flurry of corporate earnings disappointments led to increased default rates. In between, junk bonds were boosted by two Federal Reserve Board interest-rate cuts in January 2001 - one a surprise 0.50% reduction early in the month, the other a half-percentage point cut at its regularly scheduled meeting late in the month. While some of that momentum carried over into February, optimism about a rally faded in March on investor concerns about the health of the economy. Another rate cut in April - the Fed's fourth of 2001 - and a broad equity market recovery did little to jump-start high-yield bond performance, but did stimulate expectations for better months ahead.

(Portfolio Manager photograph)
An interview with David Glancy, Portfolio Manager of Fidelity Capital & Income Fund

Q. David, how did the fund perform?

A. Not well. For the 12 months that ended April 30, 2001, the fund had a total return of -9.37%. The high-yield market, as measured by the Merrill Lynch High Yield Master II Index, returned 0.65%, while the high current yield funds average tracked by Lipper Inc. returned -3.90%.

Q. Why did the fund lag the market and its peers during its fiscal year?

A. I made several bad investments in telecommunications companies that fared poorly and which I have since sold. The fund has investments in equities and distressed securities, which are not included in the Merrill Lynch index and are generally not found in the funds that make up the Lipper average. Over the course of the year, these two types of securities struggled significantly, even when compared to high-yield bonds, which had troubles of their own. The issue of credit quality also came into play. The overall credit quality of the Merrill Lynch index was higher than that of the fund and the Lipper average, hence the underperformance of the fund and the Lipper group relative to the index. In addition, the fund suffered from its investments in deferred payment securities, which do not pay current income but offer the potential of significant capital appreciation. Within a risk-averse backdrop, the market had little or no appetite for this kind of security, opting instead for cash paying securities that provide current interest payments. Further, the fund held an overweighted position relative to the index in the telecommunications sector, which endured a steep sell-off due to concerns about overcapacity, access to capital and future earnings prospects.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What moves did you make with the fund during the course of the year?

A. During the first six months, I sought to insulate the fund by investing in shorter-maturity, higher-quality bonds. In addition, for the first time in quite a while I turned some attention to distressed securities, those that are characterized by uncertain or troubling financial situations. Previously, opportunities were few and far between because the area was characterized by poorly run companies with bad balance sheets and poor prospects. However, with all of the difficulties encountered by the high-yield market, some companies started trading at distressed prices despite favorable prospects and solid management. While many of these positions did not perform well, I still believe they will produce satisfactory results. During the second half of the fiscal year, I cut back the fund's telecommunications stake, added some attractive distressed securities in the industrial sector and increased the fund's position in the common stock of satellite company EchoStar. This stock declined during the period, but I added to the position due to my confidence that the company's long-term prospects remained solid.

Q. Which investments provided positive performance during the period? Which were among the disappointments?

A. Cable TV providers posted solid performance due to their defensive nature: Subscribers generally continue to pay their monthly dues regardless of the economic environment. That attribute was attractive to investors as U.S. economic growth slowed. Finova, a financial services company, recovered nicely after an infusion of capital from Acadia Financial and Warren Buffet. Finally, drug retailer Rite-Aid and financial services firm Conseco offered strong returns due to the efforts of new managements that succeeded in engineering a turnaround. On the down side, the fund's investments in EchoStar and Nextel, a wireless operator, fared poorly. These companies were caught in the market downdraft despite maintaining strong fundamentals. ICG and Teligent were two telecom investments that fell sharply, and I have since sold both from the fund.

Q. What's your outlook?

A. I remain very positive on the prospects for the high-yield market. While the market fell for many good reasons, there are still many leveraged companies with manageable debt loads in great position for their businesses to thrive. When I look out over the long term, I feel confident that many of these firms could fare well over the next few years.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Fund Facts

Goal: seeks to provide a combination of income and capital growth

Fund number: 038

Trading symbol: FAGIX

Start date: November 1, 1977

Size: as of April 30, 2001, more than $3.1 billion

Manager: David Glancy, since 1996; manager, Fidelity and Fidelity Advisor Leveraged Company Stock funds, since 2001; Fidelity Advisor High Income Fund, 1999-2001; Spartan High Income Fund, 1993-1996; joined Fidelity in 1990

3

David Glancy on the fund and the high-yield market:

"Compared with the high-yield market as a whole, as represented by the Merrill Lynch High-Yield Master II Index, the fund tends to be a relatively aggressive investment vehicle. As such, there may be periods when, because of the market's lack of confidence and search for safety, the fund could underperform the broader high-yield market. Nevertheless, it's important to keep some factors in mind. First, the fund is given wide latitude to invest in a variety of security types, including junk bonds, common stocks and distressed securities. While this freedom and some bad judgements hurt the fund's relative performance during the past year, over the long term it has provided flexibility to unearth the best opportunities among a diverse menu of possibilities. Using Fidelity's research prowess, we look for those investments that offer the best promise of both income and capital growth. It's important for shareholders to understand that the fund can encounter short-term difficulties due to market or other conditions. If you can keep that in mind, it will be easier for you to ride out any short-term storms and focus on the long-term possibilities offered by this fund, which, on a five-year basis, outperformed nearly 85% of its peers and outperformed 100% of its peers on a 10-year basis."

Annual Report

Investment Changes

Top Five Holdings as of April 30, 2001
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
EchoStar Communications Corp.	6.7	6.1
Nextel Communications, Inc.	5.5	8.0
Conseco, Inc.	4.5	0.0
Pathmark Stores, Inc.	2.5	2.2
Satelites Mexicanos SA de CV	2.3	2.5
	21.5
Top Five Market Sectors as of April 30, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	21.7	34.2
Cable TV	14.6	25.1
Broadcasting	11.4	3.2
Insurance	5.7	0.0
Diversified Financial Services	2.9	2.0
Quality Diversification as of April 30, 2001
(Moody's Ratings)	% of fund's investments	% of fund's investments 6 months ago
Aaa, Aa, A	0.1	0.0
Baa	0.6	0.5
Ba	4.9	6.1
B	36.9	51.2
Caa, Ca, C	10.7	5.3
D	0.0	0.2
Not Rated	1.7	2.0

Table excludes short-term investments. Where Moody's ratings are not available, we have used S&P ® ratings. Unrated debt securities that are equivalent to Ba and below at April 30, 2001 and October 31, 2000 account for 1.7% and 2.0% respectively of the fund's investments.

Asset Allocation (% of fund's net assets)
As of April 30, 2001 *	As of October 31, 2000 **
Nonconvertible Bonds 50.8%		Nonconvertible Bonds 61.2%
Convertible Bonds, Preferred Stocks 9.9%		Convertible Bonds, Preferred Stocks 12.4%
Common Stocks 16.0%		Common Stocks 9.9%
Other Investments 2.2%		Other Investments 2.1%
Short-Term Investments and Net Other Assets 21.1%		Short-Term Investments and Net Other Assets 14.4%
* Foreign investments 9.8%	** Foreign investments 10.8%

Effective with this report, industry classifications follow Merrill Lynch industry sector classifications. This replaces the U.S. Standard Industrial Classification system that is being phased out. Prior period industry percentages reflect the new classifications.

Annual Report

Investments April 30, 2001

Showing Percentage of Net Assets

Corporate Bonds - 51.7%
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
Convertible Bonds - 0.9%
Broadcasting - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07	Caa2		$ 3,000	$ 2,790
Healthcare - 0.2%
Tenet Healthcare Corp. 6% 12/1/05	B1		8,950	8,189
Specialty Retailing - 0.0%
Merry-Go-Round Enterprises, Inc. 0% 5/16/97 (c)(i)	-		8,914	0
Technology - 0.5%
Aether Systems, Inc. 6% 3/22/05	CCC		4,920	2,870
Exodus Communications, Inc. 4.75% 7/15/08	Caa1		4,700	2,626
Gilat Satellite Networks Ltd. yankee 4.25% 3/15/05	-		15,830	9,363
				14,859
Telecommunications - 0.1%
Level 3 Communications, Inc. 6% 3/15/10	Caa1		7,000	2,426
TOTAL CONVERTIBLE BONDS				28,264
Nonconvertible Bonds - 50.8%
Air Transportation - 0.2%
Air Canada 10.25% 3/15/11 (g)	B1		5,000	4,900
Auto Parts Distribution - 0.1%
Exide Corp. 10% 4/15/05	B1		2,970	2,257
Broadcasting - 3.9%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3		18,690	17,242
Echostar Broadband Corp. 10.375% 10/1/07	B3		45,355	46,942
EchoStar DBS Corp.:
9.25% 2/1/06	B1		24,230	24,715
9.375% 2/1/09	B1		32,201	33,006
				121,905
Building Materials - 0.1%
Building Materials Corp. of America 8% 12/1/08	B2		1,910	1,012
USG Corp. 9.25% 9/15/01	Ba2		3,195	3,147
				4,159
Cable TV - 11.9%
Adelphia Communications Corp.:
7.5% 1/15/04	B2		13,000	12,415
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Cable TV - continued
Adelphia Communications Corp.: - continued
9.25% 10/1/02	B2		$ 43,105	$ 43,536
Century Communications Corp.:
9.5% 3/1/05	B2		2,875	2,861
9.75% 2/15/02	B2		26,665	26,865
Classic Cable, Inc. 10.5% 3/1/10	Caa1		2,000	1,060
Diamond Cable Communications PLC:
0% 2/15/07 (e)	B2		8,997	5,668
11.75% 12/15/05	B2		23,055	19,597
13.25% 9/30/04	B2		14,800	13,912
Golden Sky DBS, Inc. 0% 3/1/07 (e)	Caa1		24,200	15,065
International Cabletel, Inc.:
11.5% 2/1/06	B2		43,193	36,282
12.75% 4/15/05	B2		16,288	14,822
NTL Communications Corp.:
0% 10/1/08 (e)	B3		10,500	5,460
11.5% 10/1/08	B3		1,800	1,494
Pegasus Communications Corp.:
9.625% 10/15/05	B3		30,714	28,871
9.75% 12/1/06	B3		9,015	8,474
Pegasus Media & Communications, Inc. 12.5% 7/1/05	B3		3,700	3,737
RCN Corp. 10% 10/15/07	Caa2		30,870	9,570
Telewest PLC yankee 11% 10/1/07	B2		62,475	59,976
United International Holdings, Inc. 0% 2/15/08 (e)	Caa1		41,250	20,006
United Pan-Europe Communications NV:
0% 2/1/10 (e)	Caa1		38,800	12,416
10.875% 11/1/07	Caa1		2,620	1,703
10.875% 8/1/09	Caa1		16,295	10,266
11.25% 2/1/10	B2		1,825	1,186
11.5% 2/1/10	B2		21,690	14,099
				369,341
Capital Goods - 0.6%
Numatics, Inc. 9.625% 4/1/08	B3		5,827	3,788
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3		4,610	3,458
Thermadyne Holdings Corp. 0% 6/1/08 (e)	Caa3		18,975	569
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Capital Goods - continued
Thermadyne Manufacturing LLC 9.875% 6/1/08	Caa2		$ 20,000	$ 8,000
Xerox Corp. 7.15% 8/1/04	Ba1		2,310	1,802
				17,617
Chemicals - 1.1%
Huntsman Corp.:
9.5% 7/1/07 (g)	Caa1		2,605	1,954
9.5% 7/1/07 (g)	Caa1		19,770	14,828
Huntsman ICI Holdings LLC 0% 12/31/09	B3		7,490	2,284
Lyondell Chemical Co. 10.875% 5/1/09	B2		13,210	13,474
Sterling Chemicals, Inc.:
11.75% 8/15/06	Caa3		670	134
12.375% 7/15/06	B3		3,680	2,870
				35,544
Consumer Products - 0.3%
AKI, Inc. 10.5% 7/1/08	B2		2,870	2,612
Omega Cabinets Ltd. 10.5% 6/15/07	B3		650	657
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa1		1,000	710
8.625% 2/1/08	Caa3		6,585	3,161
9% 11/1/06	Caa1		4,820	3,495
				10,635
Containers - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	B3		5,910	5,053
Diversified Financial Services - 2.2%
Delta Financial Corp. 9.5% 8/1/04	Caa2		13,527	6,087
Finova Capital Corp.:
7.25% 11/8/04 (c)	Caa2		30,775	25,774
7.25% 7/12/06 (c)	Caa2		2,460	2,060
GS Escrow Corp. 6.75% 8/1/01	Ba1		14,450	14,448
Metris Companies, Inc.:
10% 11/1/04	Ba3		9,403	8,510
10.125% 7/15/06	Ba3		9,955	9,059
Nexstar Finance LLC/Nexstar Finance, Inc. 12% 4/1/08 (g)	B3		2,000	1,960
				67,898
Diversified Media - 0.7%
Ascent Entertainment Group, Inc. 0% 12/15/04 (e)	Ba1		22,490	20,185
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Drug Stores - 2.0%
Rite Aid Corp.:
6.5% 12/15/05 (g)	Caa3		$ 9,345	$ 6,822
6.875% 8/15/13	Caa3		5,765	3,286
7.125% 1/15/07	Caa3		5,275	3,745
7.375% 12/15/28 (g)	Caa3		930	512
7.625% 4/15/05	Caa3		4,695	3,521
7.7% 2/15/27	Caa3		1,930	1,062
10.5% 9/15/02 (g)	Caa1		43,940	43,061
				62,009
Electric Utilities - 1.4%
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3		12,140	10,805
6.25% 3/1/04	B3		11,320	9,735
7.05% 3/1/24	B3		2,580	2,090
7.375% 11/1/05 (g)	Caa2		5,600	3,808
7.875% 3/1/02	B3		15,470	13,923
Southern California Edison Co.:
5.625% 10/1/02	B3		3,180	2,862
6.25% 6/15/03	B3		1,765	1,571
				44,794
Energy - 1.1%
Abraxas Petroleum Corp./Canadian Abraxas Petroleum Ltd. 11.5% 11/1/04	Caa3		3,500	3,294
Belden & Blake Corp. 9.875% 6/15/07	Caa3		8,000	6,480
Chesapeake Energy Corp. 7.875% 3/15/04	B2		7,297	7,297
Cliffs Drilling Co. 10.25% 5/15/03	Baa3		1,500	1,538
Ocean Rig Norway AS yankee 10.25% 6/1/08	B3		6,635	5,640
Petsec Energy, Inc. 9.5% 6/15/07 (c)	D		14,090	282
R&B Falcon Corp. 9.125% 12/15/03	Baa3		9,675	10,352
				34,883
Entertainment/Film - 0.7%
AMC Entertainment, Inc.:
9.5% 3/15/09	Caa3		6,940	5,968
9.5% 2/1/11	Caa3		12,710	10,804
Cinemark USA, Inc. 9.625% 8/1/08	Caa2		570	433
IMAX Corp. yankee 7.875% 12/1/05	B2		6,020	3,552
				20,757
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Food/Beverage/Tobacco - 0.2%
Chiquita Brands International, Inc. 9.625% 1/15/04 (c)	Ca		$ 8,080	$ 4,444
Healthcare - 0.3%
Columbia/HCA Healthcare Corp.:
6.875% 7/15/01	Ba1		2,200	2,200
8.12% 8/4/03	Ba1		4,875	4,948
8.125% 8/4/03	Ba1		2,960	3,004
				10,152
Homebuilding/Real Estate - 0.5%
LNR Property Corp.:
9.375% 3/15/08	B1		13,175	13,043
10.5% 1/15/09	B1		2,000	2,043
				15,086
Hotels - 0.6%
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	Ba3		16,605	17,103
ITT Corp. 6.75% 11/15/03	Ba1		1,480	1,406
				18,509
Insurance - 4.5%
Conseco, Inc.:
6.4% 6/15/01	B1		79,220	79,022
6.4% 2/10/03	Baa3		4,910	4,615
8.75% 2/9/04	B1		46,795	44,221
9% 10/15/06	B1		11,860	11,089
				138,947
Metals/Mining - 0.1%
Better Minerals & Aggregates Co. 13% 9/15/09	B3		5,060	4,200
Miscellaneous - 0.8%
GS Escrow Corp. 7% 8/1/03	Ba1		21,140	20,984
Pinnacle Holdings, Inc. 0% 3/15/08 (e)	B3		5,390	3,072
				24,056
Paper - 0.6%
Container Corp. of America 11.25% 5/1/04	B2		9,375	9,375
Gaylord Container Corp.:
9.375% 6/15/07	Caa1		2,515	1,635
9.75% 6/15/07	Caa1		11,510	7,597
9.875% 2/15/08	Caa3		995	249
				18,856
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Publishing/Printing - 0.0%
Maxwell Communication Corp. PLC euro 5% 6/16/10 (c)	-	CHF	4	$ 0
Railroad - 0.1%
TFM SA de CV yankee 0% 6/15/09 (e)	B1		5,000	4,075
Restaurants - 0.0%
AFC Enterprises, Inc. 10.25% 5/15/07	B2		390	396
Shipping - 0.0%
Transport Maritima Mexicana SA de CV yankee 9.5% 5/15/03	Ba3		200	173
Specialty Retailing - 0.5%
Dillards, Inc. 6.39% 8/1/03	Ba1		9,825	9,039
JCPenney Co., Inc. 6.5% 6/15/02	Baa3		2,920	2,847
Merry-Go-Round Enterprises, Inc. 7.09% 9/1/03 (c)(i)	-		7,500	0
National Vision Association Ltd. 12.75% 10/15/05 (c)	-		9,625	3,369
				15,255
Supermarkets - 0.3%
Great Atlantic & Pacific Tea, Inc.:
7.7% 1/15/04	B2		10,435	8,661
7.75% 4/15/07	B2		2,135	1,559
				10,220
Technology - 0.2%
Anteon Corp. 12% 5/15/09	B3		3,000	2,880
Micron Technology, Inc. 6.5% 9/30/05 (i)	B3		4,000	3,440
				6,320
Telecommunications - 15.4%
Allegiance Telecom, Inc. 0% 2/15/08 (e)	B3		13,985	8,671
American Mobile Satellite Corp. 12.25% 4/1/08	-		3,800	912
Asia Global Crossing Ltd. 13.375% 10/15/10	B2		30,770	29,155
Concentric Network Corp. 12.75% 12/15/07	B		1,780	943
Covad Communications Group, Inc.:
0% 3/15/08 (e)	Caa1		12,336	864
12% 2/15/10	Caa1		13,095	1,702
12.5% 2/15/09	Caa1		10,195	1,325
Exodus Communications, Inc.:
10.75% 12/15/09	B3		29,900	22,724
11.25% 7/1/08	B3		6,060	4,666
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
Exodus Communications, Inc.: - continued
11.625% 7/15/10	B3		$ 7,220	$ 5,704
FirstWorld Communications, Inc. 0% 4/15/08 (e)	-		9,685	1,356
Focal Communications Corp.:
0% 2/15/08 (e)	B3		18,505	5,737
11.875% 1/15/10	B3		42,565	20,857
Global Crossing Holdings Ltd. yankee:
9.125% 11/15/06	Ba2		7,000	6,633
9.5% 11/15/09	Ba2		10,000	9,275
Golden Sky Systems, Inc. 12.375% 8/1/06	B3		23,325	23,033
Hyperion Telecommunications, Inc. 13% 4/15/03	B3		2,905	2,237
Impsat Fiber Networks, Inc. 13.75% 2/15/05	B3		24,470	12,724
Intermedia Communications, Inc.:
0% 5/15/06 (e)	B2		23,530	21,942
8.5% 1/15/08	B2		3,145	2,893
8.6% 6/1/08	B2		5,030	4,628
8.875% 11/1/07	B2		1,960	1,803
Jazztel PLC yankee 14% 4/1/09	Caa1		495	272
Level 3 Communications, Inc. 11% 3/15/08	B3		24,195	16,695
Loral Space & Communications Ltd. 9.5% 1/15/06	B3		48,625	27,230
McCaw International Ltd. 0% 4/15/07 (e)	Caa1		38,693	21,281
McLeodUSA, Inc.:
0% 3/1/07 (e)	B1		6,370	4,809
9.25% 7/15/07	B1		6,125	4,839
Metromedia Fiber Network, Inc. 10% 12/15/09	B2		7,450	4,843
Nextel Communications, Inc.:
0% 2/15/08 (e)	B1		40	26
9.375% 11/15/09	B1		13,775	11,364
12% 11/1/08	B1		12,000	11,040
Nextel International, Inc.:
0% 4/15/08 (e)	Caa1		14,260	5,847
12.75% 8/1/10	Caa1		38,460	23,845
Nextel Partners, Inc.:
11% 3/15/10	B3		16,220	14,111
NEXTLINK Communications LLC 12.5% 4/15/06	B2		1,980	1,049
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
Telecommunications - continued
NEXTLINK Communications, Inc.:
0% 4/15/08 (e)	B2		$ 13,785	$ 4,136
0% 6/1/09 (e)	B2		25,363	6,594
0% 12/1/09 (e)	B2		28,960	6,950
9.625% 10/1/07	B2		8,000	3,680
10.75% 6/1/09	B2		17,985	8,813
Orion Network Systems, Inc.:
0% 1/15/07 (e)	Ca		2,000	560
11.25% 1/15/07	Ca		14,625	4,826
Satelites Mexicanos SA de CV:
9.4% 6/30/04 (g)(h)	B1		30,509	27,611
yankee 10.125% 11/1/04	B3		75,085	45,051
TeleCorp PCS, Inc.:
0% 4/15/09 (e)	B3		5,960	3,829
10.625% 7/15/10	B3		4,215	3,973
Triton PCS, Inc. 0% 5/1/08 (e)	B3		13,070	10,260
US Unwired, Inc. 0% 11/1/09 (e)	Caa1		1,980	1,020
Versatel Telecom International NV yankee:
11.875% 7/15/09	B3		8,940	3,710
13.25% 5/15/08	B3		2,140	899
VIALOG Corp. 12.75% 11/15/01	Caa3		10,000	10,535
				479,482
Textiles & Apparel - 0.2%
Levi Strauss & Co. 6.8% 11/1/03	Ba3		675	624
St. John Knits International, Inc. 12.5% 7/1/09	B3		6,235	6,079
				6,703
Toys - 0.0%
Hedstrom Corp. 10% 6/1/07 (c)	D		9,915	1
TOTAL NONCONVERTIBLE BONDS				1,578,812
TOTAL CORPORATE BONDS (Cost $1,908,971)				1,607,076
Asset-Backed Securities - 0.0%

Airplanes pass through trust 10.875% 3/15/19 (Cost $2,090)	Ba2		2,780	1,668
Commercial Mortgage Securities - 1.2%
Moody's Ratings (unaudited) (b)			Principal Amount (000s) (d)	Value (Note 1) (000s)
CS First Boston Mortgage Securities Corp. Series 2000-FL1 Class F, 9.2159% 9/15/03 (h)(i)	Ba2		$ 4,000	$ 3,800
First Chicago/Lennar Trust I weighted average coupon Series 1997-CHL1 Class E, 8.0835% 4/1/39 (h)	-		9,200	7,252
First Union National Bank-Bank of America NA Series 2001-C1 Class J, 6% 1/15/11	Ba1		3,100	2,345
Morgan Stanley Capital I, Inc. Series 1998-HF1 Class F, 7.18% 12/15/09	Aaa		2,000	1,786
Mortgage Capital Funding, Inc. Series 1998-MC3 Class F, 7.5004% 11/18/31 (g)(h)	Ba1		3,000	2,523
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30	BB		4,500	3,582
Nomura Asset Securities Corp. Series 1998-D6 Class B1, 6% 3/15/30	BB+		4,347	3,031
Nomura Depositor Trust:
floater Series 1998-ST1A Class B2, 9.5388% 1/15/03 (g)(h)	-		7,171	6,755
Series 1998-ST1A Class B1A, 7.7888% 1/15/03 (g)(h)	-		3,398	3,237
Structured Asset Securities Corp. Series 1995-C1 Class F, 7.375% 9/25/24 (g)	-		5,344	4,614
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $37,585)				38,925
Common Stocks - 16.0%
	Shares
Auto Parts Distribution - 0.0%
Exide Corp. warrants 3/18/06 (a)	27,652	97
Broadcasting - 7.4%
EchoStar Communications Corp. Class A (a)	6,915,379	207,181
Pegasus Communications Corp. (a)	994,900	23,689
Sirius Satellite Radio, Inc. (a)	37,000	381
		231,251
Cable TV - 0.2%
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	7,450	2
UnitedGlobalCom, Inc. Class A (a)	391,200	6,270
		6,272
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Chemicals - 0.1%
Georgia Gulf Corp.	142,300	$ 2,614
Lyondell Chemical Co.	36,200	569
Sterling Chemicals Holdings, Inc. warrants 8/15/08 (a)	6,690	3
		3,186
Containers - 0.0%
Trivest 1992 Special Fund Ltd. (i)	11,400,000	678
Diversified Financial Services - 0.0%
Delta Financial Corp. (a)	800	0
Delta Financial Corp. warrants 12/21/10 (a)	143,387	1
Metris Companies, Inc.	35,000	1,050
		1,051
Diversified Media - 2.2%
General Motors Corp. Class H	3,150,000	66,938
Drug Stores - 0.1%
Rite Aid Corp. (a)	509,200	3,712
Electric Utilities - 0.0%
CMS Energy Corp.	300	9
Energy - 0.0%
Abraxas Petroleum Corp. (a)	184,092	830
Abraxas Petroleum Corp./Canadian Abraxas Petroleum Ltd. contingent value rights 6/30/01 (a)	298,092	3
		833
Entertainment/Film - 0.0%
IMAX Corp. (a)	197,200	547
Homebuilding/Real Estate - 0.0%
Swerdlow Real Estate Group, Inc.:
Class A (i)	79,800	0
Class B (i)	19,817	0
Insurance - 1.2%
American Financial Group, Inc.	1,433,400	38,114
Leisure - 0.0%
Brunswick Corp.	4,600	92
Paper - 0.3%
Packaging Corp. of America (a)	656,700	9,279
Restaurants - 0.2%
Tricon Global Restaurants, Inc. (a)	151,200	6,777
Services - 0.4%
FreeMarkets, Inc. (a)	1,125,600	10,795
Specialty Retailing - 0.0%
Merry-Go-Round Enterprises, Inc. (a)	1,258,700	0
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Supermarkets - 2.5%
Pathmark Stores, Inc. (a)(f)	3,762,580	$ 71,489
Pathmark Stores, Inc. warrants 9/19/10 (a)	762,628	4,644
		76,133
Technology - 0.1%
Digex, Inc. Class A (a)	50,000	624
OpenTV Corp. Class A (a)	95,000	842
		1,466
Telecommunications - 0.8%
AT&T Corp.	200,000	4,456
Focal Communications Corp. (a)	1,122,900	7,276
Impsat Fiber Networks, Inc. (a)	11,000	32
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(g)	2,500	0
Leap Wireless International, Inc.:
warrants 4/15/10 (CV ratio 5.146) (a)(g)	11,475	6
warrants 4/15/10 (CV ratio 2.518) (a)(g)	10,900	5
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	10,000	5
warrants 1/15/07 (CV ratio .6) (a)	5,000	3
Loral Space & Communications Ltd. (a)	200,000	474
McCaw International Ltd. warrants 4/16/07 (a)(g)	55,220	276
Motient Corp. warrants 4/1/08 (a)	3,800	0
Nextel Communications, Inc. Class A (a)	100,000	1,625
Orbital Imaging Corp. warrants 3/1/05 (a)(g)	8,580	9
TeleCorp PCS, Inc. Class A (a)	49,300	794
Triton PCS Holdings, Inc. Class A (a)	8,600	335
XO Communications, Inc. Class A (a)	2,200,000	8,646
		23,942
Textiles & Apparel - 0.5%
Arena Brands Holdings Corp. Class B	659,302	16,483
TOTAL COMMON STOCKS (Cost $610,836)		497,655
Preferred Stocks - 9.0%

Convertible Preferred Stocks - 0.0%
Telecommunications - 0.0%
Loral Space & Communications Ltd. $3.00 (g)	80,000	1,040
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - 9.0%
Banks and Thrifts - 0.0%
Associates First Capital Corp. (residual obligation value) (a)	531,600	$ 8
Broadcasting - 0.0%
Granite Broadcasting Corp. $127.50 pay-in-kind	3,852	770
Cable TV - 2.5%
CSC Holdings, Inc. Series M, $11.125 pay-in-kind	666,046	72,599
NTL, Inc. Series B, $130.00 pay-in-kind	7,841	5,881
		78,480
Diversified Financial Services - 0.7%
American Annuity Group Capital Trust I $2.3125	72,565	1,829
American Annuity Group Capital Trust II $88.75	18,557	18,589
		20,418
Homebuilding/Real Estate - 0.3%
Swerdlow Real Estate Group, Inc.:
junior (i)	19,817	63
mezzanine (i)	79,800	1,040
senior (i)	79,800	9,499
		10,602
Technology - 0.3%
Ampex Corp. 8% non-cumulative	5,776	9,011
Telecommunications - 5.2%
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	12,998	11,568
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	21,703	16,928
Series E, $111.25 pay-in-kind	183,498	124,779
XO Communications, Inc.:
$7.00 pay-in-kind	336,009	4,032
Series B, $135.00 pay-in-kind	18,022	2,884
		160,191
TOTAL NONCONVERTIBLE PREFERRED STOCKS		279,480
TOTAL PREFERRED STOCKS (Cost $371,281)		280,520
Floating Rate Loans - 1.0%
Moody's Ratings (unaudited) (b)		Principal Amount (000s) (d)	Value (Note 1) (000s)
Auto Parts Distribution - 0.2%
Exide Corp. Tranche B term loan 9.1289% 3/18/05 (h)	-	$ 8,663	$ 7,840
Capital Goods - 0.4%
Blount, Inc. Tranche B term loan 9.1969% 6/30/06 (h)	B1	5,936	5,402
Thermadyne Manufacturing LLC:
Tranche B term loan 7.47% 5/22/05 (h)	B3	3,370	2,629
Tranche C term loan 7.72% 5/22/06 (h)	B3	3,370	2,629
			10,660
Chemicals - 0.1%
Lyondell Chemical Co. sr. secured Tranche E term loan 8.5152% 5/17/06 (h)	-	2,332	2,399
Healthcare - 0.0%
DaVita, Inc. term loan 8.4375% 3/31/03 (h)	-	595	589
Specialty Retailing - 0.0%
Merry-Go-Round Enterprises, Inc. trade claim (c)		7,996	0
Merry-Go-Round Enterprises, Inc. term loan (c)	-	4,129	0
Telecommunications - 0.2%
Cook Inlet/Voicestream Operating Co. LLC Tranche B term loan 8.88% 12/31/08 (h)	B2	4,000	4,040
WCI Capital Corp. Tranche B term loan 13.25% 9/30/07 (h)	B2	6,000	1,800
			5,840
Textiles & Apparel - 0.1%
Synthetic Industries, Inc. term loan 17% 6/14/08 (h)	-	4,000	3,000
TOTAL FLOATING RATE LOANS (Cost $45,232)			30,328
Cash Equivalents - 19.5%
	Maturity Amount (000s)	Value (Note 1) (000s)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 4.52%, dated 4/30/01 due 5/1/01 (Cost $605,725)	$ 605,801	$ 605,725
TOTAL INVESTMENT PORTFOLIO - 98.4% (Cost $3,581,720)		3,061,897
NET OTHER ASSETS - 1.6%		48,906
NET ASSETS - 100%		$ 3,110,803
Currency Abbreviations
CHF	-	Swiss franc
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $123,921,000 or 4.0% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost (000s)
CS First Boston Mortgage Securities Corp. Series 2000-FL1 Class F, 9.2159% 9/15/03	12/21/00	$ 3,812
Merry-Go-Round Enterprises, Inc. 0% 5/16/97	3/1/94 - 3/24/94	$ 7,680
Merry-Go-Round Enterprises, Inc. 7.09% 9/1/03	3/21/94	$ 6,450
Micron Technology, Inc.: 6.5% 9/30/05	3/3/99	$ 3,096
Swerdlow Real Estate Group, Inc.: Class A	1/15/99	$ 11
Class B	1/15/99	$ 3
junior	1/15/99	$ 3
mezzanine	1/15/99	$ 79
senior	1/15/99	$ 7,619
Trivest 1992 Special Fund Ltd.	7/2/92	$ 0
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	0.1%	AAA, AA, A	0.1%
Baa	0.6%	BBB	0.6%
Ba	4.7%	BB	7.7%
B	36.9%	B	33.0%
Caa	10.2%	CCC	7.1%
Ca, C	0.3%	CC, C	0.3%
		D	1.2%
The percentage not rated by Moody's or S&P amounted to 1.7%. FMR has determined that unrated debt securities that are lower quality account for 1.7% of the total value of investment in securities.
Income Tax Information

At April 30, 2001, the aggregate cost of investment securities for income tax purposes was $3,589,226,000. Net unrealized depreciation aggregated $527,329,000, of which $85,763,000 related to appreciated investment securities and $613,092,000 related to depreciated investment securities.

At April 30, 2001, the fund had a capital loss carryforward of approximately $109,258,000 all of which will expire on April 30, 2009.
The fund intends to elect to defer to its fiscal year ending April 30, 2002 approximately $239,243,000 of losses recognized during the period November 1, 2000 to April 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	April 30, 2001
Assets
Investment in securities, at value (including securities loaned of $14,595 and repurchase agreements of $605,725) (cost $3,581,720) - See accompanying schedule		$ 3,061,897
Cash		2,259
Receivable for investments sold		35,686
Receivable for fund shares sold		13,907
Dividends receivable		68
Interest receivable		40,298
Redemption fees receivable		12
Other receivables		216
Total assets		3,154,343
Liabilities
Payable for investments purchased	$ 17,828
Payable for fund shares redeemed	3,562
Distributions payable	2,246
Accrued management fee	1,471
Other payables and accrued expenses	699
Collateral on securities loaned, at value	17,734
Total liabilities		43,540
Net Assets		$ 3,110,803
Net Assets consist of:
Paid in capital		$ 3,892,300
Undistributed net investment income		93,189
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(354,867)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(519,819)
Net Assets, for 407,954 shares outstanding		$ 3,110,803
Net Asset Value, offering price and redemption price per share ($3,110,803 ÷ 407,954 shares)		$7.63

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended April 30, 2001
Investment Income Dividends		$ 37,401
Interest		277,771
Security lending		102
Total income		315,274
Expenses
Management fee	$ 17,998
Transfer agent fees	5,248
Accounting and security lending fees	758
Non-interested trustees' compensation	9
Custodian fees and expenses	83
Registration fees	267
Audit	127
Legal	177
Interest	1
Reports to shareholders	71
Miscellaneous	3
Total expenses before reductions	24,742
Expense reductions	(376)	24,366
Net investment income		290,908
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $2,315 on sales of investments in affiliated issuers)	(351,703)
Foreign currency transactions	(8)	(351,711)
Change in net unrealized appreciation (depreciation) on investment securities		(260,236)
Net gain (loss)		(611,947)
Net increase (decrease) in net assets resulting from operations		$ (321,039)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2001	Year ended April 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 290,908	$ 252,756
Net realized gain (loss)	(351,711)	136,088
Change in net unrealized appreciation (depreciation)	(260,236)	(363,597)
Net increase (decrease) in net assets resulting from operations	(321,039)	25,247
Distributions to shareholders From net investment income	(254,411)	(214,705)
From net realized gain	-	(137,243)
Total distributions	(254,411)	(351,948)
Share transactions Net proceeds from sales of shares	1,228,185	1,166,434
Reinvestment of distributions	223,425	313,113
Cost of shares redeemed	(946,818)	(564,990)
Net increase (decrease) in net assets resulting from share transactions	504,792	914,557
Redemption fees	2,670	2,149
Total increase (decrease) in net assets	(67,988)	590,005
Net Assets
Beginning of period	3,178,791	2,588,786
End of period (including undistributed net investment income of $93,189 and $61,029, respectively)	$ 3,110,803	$ 3,178,791
Other Information Shares
Sold	146,891	122,983
Issued in reinvestment of distributions	26,915	32,855
Redeemed	(113,788)	(59,531)
Net increase (decrease)	60,018	96,307

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended April 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.140	$ 10.290	$ 10.680	$ 9.280	$ 9.340
Income from Investment Operations Net investment income B	.781	.872	.863	.721	.605
Net realized and unrealized gain (loss)	(1.612)	(.799)	(.024)	1.385	.093
Total from investment operations	(.831)	.073	.839	2.106	.698
Less Distributions
From net investment income	(.686)	(.743)	(.974)	(.710)	(.762)
From net realized gain	-	(.487)	(.260)	-	-
Total distributions	(.686)	(1.230)	(1.234)	(.710)	(.762)
Redemption fees added to paid in capital	.007	.007	.005	.004	.004
Net asset value, end of period	$ 7.630	$ 9.140	$ 10.290	$ 10.680	$ 9.280
Total Return A	(9.37)%	.94%	9.34%	23.59%	7.88%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 3,111	$ 3,179	$ 2,589	$ 2,356	$ 2,041
Ratio of expenses to average net assets	.79%	.83%	.82%	.83%	.87%
Ratio of expenses to average net assets after expense reductions	.78% C	.82% C	.81% C	.82% C	.86% C
Ratio of net investment income to average net assets	9.32%	9.09%	8.84%	7.23%	6.53%
Portfolio turnover rate	82%	88%	125%	179%	309%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended April 30, 2001

1. Significant Accounting Policies.

Fidelity Capital & Income Fund (the fund) is a fund of Fidelity Summer Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Investment Income - continued

Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, defaulted bonds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 270 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. Redemptions on or prior to September 27, 2000 of shares held less than 365 days were subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective May 1, 2001, the Fidelity Capital & Income Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,520,000 or 0.6% of net assets.

Loans and Other Direct Debt Instruments. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, the value of these investments amounted to $30,328,000 or 1.0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,179,775,000 and $2,237,342,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the fund. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that are managed by FMRC.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $23,000 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period the fund had no borrowings on this line of credit.

6. Interfund Lending Program.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which loans were outstanding amounted to $53,742,000. The weighted average interest rate was 6.55%. Interest earned from the interfund lending program amounted to $39,000 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

7. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

8. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $5,300,000. The weighted average interest rate was 7.0%. At period end there were no bank borrowings outstanding.

9. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $269,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $30,000 and $77,000 respectively, under these arrangements.

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Chesapeake Energy Corp.	$ -	$ 397	$ -	$ -
Pathmark Stores, Inc.	-	4,594	-	71,489
TOTALS	$ -	$ 4,991	$ -	$ 71,489

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity Capital & Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital & Income Fund (a fund of Fidelity Summer Street Trust) at April 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital & Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
June 8, 2001

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 16, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	1,481,996,337.79	92.687
Against	46,840,324.97	2.929
Abstain	70,089,004.88	4.384
TOTAL	1,598,925,667.64	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	1,459,003,126.36	91.249
Against	67,590,324.32	4.227
Abstain	72,332,216.96	4.524
TOTAL	1,598,925,667.64	100.000
PROPOSAL 3
To elect the fourteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	1,542,737,170.04	96.486
Withheld	56,188,497.60	3.514
TOTAL	1,598,925,667.64	100.000
Ralph F. Cox
Affirmative	1,539,943,212.59	96.311
Withheld	58,982,455.05	3.689
TOTAL	1,598,925,667.64	100.000
Phyllis Burke Davis
Affirmative	1,539,330,272.83	96.273
Withheld	59,595,394.81	3.727
TOTAL	1,598,925,667.64	100.000
	# of Votes Cast	% of Votes Cast
Robert M. Gates
Affirmative	1,539,776,467.62	96.301
Withheld	59,149,200.02	3.699
TOTAL	1,598,925,667.64	100.000
Abigail P. Johnson
Affirmative	1,538,650,981.06	96.230
Withheld	60,274,686.58	3.770
TOTAL	1,598,925,667.64	100.000
Edward C. Johnson 3d
Affirmative	1,539,302,491.56	96.271
Withheld	59,623,176.08	3.729
TOTAL	1,598,925,667.64	100.000
Donald J. Kirk
Affirmative	1,541,542,590.69	96.411
Withheld	57,383,076.95	3.589
TOTAL	1,598,925,667.64	100.000
Marie L. Knowles
Affirmative	1,543,168,597.67	96.513
Withheld	55,757,069.97	3.487
TOTAL	1,598,925,667.64	100.000
Ned C. Lautenbach
Affirmative	1,543,846,579.97	96.555
Withheld	55,079,087.67	3.445
TOTAL	1,598,925,667.64	100.000
Peter S. Lynch
Affirmative	1,544,536,729.14	96.598
Withheld	54,388,938.50	3.402
TOTAL	1,598,925,667.64	100.000
Marvin L. Mann
Affirmative	1,540,779,453.29	96.363
Withheld	58,146,214.35	3.637
TOTAL	1,598,925,667.64	100.000
PROPOSAL 3 - continued
	# of Votes Cast	% of Votes Cast
William O. McCoy
Affirmative	1,541,642,649.44	96.417
Withheld	57,283,018.20	3.583
TOTAL	1,598,925,667.64	100.000
Robert C. Pozen
Affirmative	1,543,181,839.28	96.514
Withheld	55,743,828.36	3.486
TOTAL	1,598,925,667.64	100.000
William S. Stavropoulos
Affirmative	1,542,699,727.70	96.484
Withheld	56,225,939.94	3.516
TOTAL	1,598,925,667.64	100.000
PROPOSAL 4
To amend the fund's fundamental investment concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	1,427,792,385.94	89.297
Against	85,755,584.26	5.363
Abstain	85,377,697.44	5.340
TOTAL	1,598,925,667.64	100.000
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	1,422,217,497.40	88.948
Against	91,653,814.97	5.733
Abstain	85,054,355.27	5.319
TOTAL	1,598,925,667.64	100.000

* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

David L. Glancy, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Robert C. Pozen

Advisory Board

Abigail P. Johnson

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

* Independent trustees

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York

New York, NY

Fidelity's Taxable Bond Funds

Capital & Income

Ginnie Mae

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High Income

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Spartan Investment Grade Bond

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Target Timeline® 2001 & 2003

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

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(8 a.m. - 9 p.m.)

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Fidelity Automated Service
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(automated graphic)    Automated line for quickest service

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